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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



           Date of Report (Date earliest event reported): May 14, 2001





                         ACCEL INTERNATIONAL CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware              0-8162                      31-0788334
            --------             ------                       ----------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification No.)


75 West Street, Simsbury, Connecticut                                  06070
-------------------------------------                                  -----
(Address of principle executive office)                               (Zip Code)


Registrant's telephone number, including area code: (860)-843-7600)



(Former Name or Former Address, if Changed Since Last Report):  Not applicable.



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                                                                          0-8162
                         ACCEL INTERNATIONAL CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

ITEM 5.  OTHER EVENTS.

         (a) ACCEL International Corporation ("ACCEL" or "the Company" or "the Registrant") will be unable to timely file the Quarterly Report on Form 10-Q for the quarter ending March 31, 2001. On April 24, 2001, the Company filed SEC Form 8-K Current Report describing its inability to timely file its Annual Report on Form 10-K for the fiscal year ending December 31, 2000, by its due date (extended) of April 16, 2001. At that time ACCEL explained that the audit of the Company's financial statements for the year then ended had not been completed, due to difficulties verifying certain of the Company's new subsidiary's books and records. Until the Registrant is able to close the prior year's audited financials, the Company will be unable to file financial reports for the year 2001.

         (b) The Registrant is in the process of finalizing its subsidiary books and records and the required disclosures to properly record in SEC Form 10-K for the year ended December 31, 2000. The Company hopes to have the books and records finalized and its Form 10-K filed as soon as reasonably possible. As previously reported in the Company's April 24, 2001 SEC Form 8-K Current Report, for the year ended December 31, 2000, based on unaudited information, ACCEL expects to report a net loss in excess of $12 million, and a total deficit in equity of approximately $2.75 million. These amounts are subject to audit and therefore may change by a material amount. Upon completion of the records, books and financial statements, the Company will forward the final information to its independent accountants for the conclusion of the December 31, 2000 audit, and the completion of the first quarter 2001 SEC Form 10-Q.


         (c) Contact: Gerald H. Pastor, President and Chief Executive Officer ACCEL International Corporation, (860) 843-7600


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                                                                          0-8162
                         ACCEL INTERNATIONAL CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT


                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL INTERNATIONAL CORPORATION                           Date:     May 14, 2001





By: /s/ Gerald H. Pastor                           By:  /s/ Richard A. Lawrence
    --------------------------------------             -------------------------
      Gerald H. Pastor                                 Richard A. Lawrence
      President & Chief Executive Officer              Senior Vice President,
                                                       CFO & Treasurer